UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2010

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9916	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Central Avenue
Phoenix, AZ	85004-4414
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Annual Equity Incentive Awards

On February 2, 2010, the Corporate Personnel Committee (the Committee) of the Board of Directors of Freeport-McMoRan Copper & Gold Inc. (FCX) approved awards of performance-based restricted stock units (RSUs) to the executive officers of FCX under the FCX 2006 Stock Incentive Plan. Similar to past awards of RSUs to our executive officers, these awards will vest ratably over a three-year period provided the average return on investment for the five calendar years preceding the applicable vesting date is at least 6%. The Committee adopted a new form of award instrument for these RSUs, which revises the definition of return on investment to conform to the definition included in the FCX 2009 Annual Incentive Plan, which was approved by our stockholders last year. The FCX named executive officers received the following awards: James R. Moffett, Chairman of the Board, received 80,244 RSUs; Richard C. Adkerson, President and Chief Executive Officer, received 80,244 RSUs; Kathleen L. Quirk, Executive Vice President, Chief Financial Officer and Treasurer, received 27,135 RSUs; and Michael J. Arnold, Executive Vice President and Chief Administrative Officer, received 23,744 RSUs. These awards were in addition to the annual grants of stock options made to our named executive officers. The form of Notice of Grant of Performance-Based Restricted Stock Units adopted by the Committee is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference (see Exhibit 10.1).

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)
On February 2, 2010, the FCX Board of Directors approved an amendment to Article IX of FCX’s Amended and Restated By-Laws to clarify that advisory directors may attend board and committee meetings only by invitation of the board (see Exhibit 3.3).

Item 8.01.  Other Events

On February 2, 2010, the FCX Board of Directors adopted a resolution to allow the Rights Agreement, dated as of May 3, 2000, between FCX and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the Rights Agreement), as amended by Amendment No. 1 to the Rights Agreement, effective as of February 22, 2002, to expire in accordance with its terms on May 16, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date:  February 5, 2010

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

3.3	Freeport-McMoRan Copper & Gold Inc. Amended and Restated By-Laws, as amended effective February 2, 2010.

10.1	Freeport-McMoRan Copper & Gold Inc. Form of Notice of Grant of Performance-Based Restricted Stock Units.